SUBSEQUENT EVENTS	3 Months Ended
Jun. 30, 2026
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

(a) Grant of Options

Subsequent to the three months ended June 30, 2026, 250,000 options were granted at an exercise price of $0.94 for a period of 5 years.

(b) Private Placement

On August 24, 2026, the Company announced that it proposes to complete a private placement, led by strong participation from institutional investors, of approximately 20 million common shares of the Company (each, a “Share”) at a price of CAD$1.00 per Share to raise gross proceeds of approximately CAD$20 million (the “Offering”). The gross proceeds of the Offering will be used to advance any required future expenditures in relation to the JOY District, to fund working capital and general corporate purposes, project investigations, and to progress Amarc’s other properties, including DUKE and IKE.